SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K



                                CURRENT REPORT

                                 _____________

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 30, 2003



                                MORGAN STANLEY
            (Exact Name of Registrant as Specified in Its Charter)




                                   Delaware
                           (State of Incorporation)



                    1-11758                                 36-3145972
           (Commission File Number)                  (IRS Employer Id. Number)



                 1585 Broadway                                 10036
              New York, New York                            (Zip Code)
   (Address of Principal Executive Offices)

                                (212) 761-4000
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         (Former Name or Former Address, If Changed Since Last Report)

Item 5.   Other Events

     An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-83616) of Morgan Stanley (the "Company").

     On April 30, 2003, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, BMO Nesbitt Burns Corp., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., Loop Capital Markets and Scotia Capital (USA) Inc. Pursuant to the Underwriting Agreement, the Company will issue $1,250,000,000 in aggregate principal amount of 4.25% Notes Due 2010 (the "4.25% Notes"). The form of 4.25% Note is filed as an exhibit hereto.

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  4(jjj)    Form of 4.25% Note Due 2010 of Morgan Stanley

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MORGAN STANLEY


                                    By:  /s/ Martin M. Cohen
                                         ---------------------------------------
                                         Name:  Martin M. Cohen
                                         Title: Assistant Secretary and Counsel



Date:  May 7, 2003

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549









                                MORGAN STANLEY









                                   EXHIBITS
                             TO CURRENT REPORT ON
                         FORM 8-K DATED APRIL 30, 2003









                                                Commission File Number 1-11758

Exhibit No.         Description
-----------         -----------

4(jjj)              Form of 4.25% Note Due 2010 of Morgan Stanley